                                CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                       Date of Report February 26, 1999


                        Auto-trol Technology Corporation
             (Exact name of registrant as specified in its charter)
        Colorado                  0-9247               84-0515221
  (State of Incorporation)     (Commission          (IRS Employer of
                               File Number)         Identification No.)



              12500 North Washington, Denver, Colorado 80241-4919
                   (Address of Principal executive offices)


                            Area code (303) 452-4919
              (Registrant's Telephone Number including area code)


                       AUTO-TROL TECHNOLOGY CORPORATION

                              REPORT ON FORM 8-K
                               February 26,1999

                               TABLE OF CONTENTS

                                                      PAGE
ITEM 1  Changes in Control of Registrant               1
ITEM 2  Acquisition or Disposition of Assets           1
ITEM 3  Bankruptcy or Receivership                     1
ITEM 4  Changes in Registrant's Certifying Accountant  2
ITEM 5  Other Events                                   2
ITEM 6  Resignations of Registrant's Directors         2
ITEM 7  Pro Forma Financial Information                2
ITEM 8  Change in Fiscal Year                          2
        Letter from Auditors                           3
        Signatures                                     4

                       AUTO-TROL TECHNOLOGY CORPORATION


ITEM  1 CHANGES IN CONTROL OF REGISTRANT

NONE


ITEM  2  ACQUISITION OR DISPOSITION OF ASSETS

NONE

ITEM  3  BANKRUPTCY OR RECEIVERSHIP

NONE

ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 22, 1999, the Board of Directors of the Registrant approved the engagement of Gelfond, Hochstadt, Pangburn, P.C., as its independent auditor for the fiscal year ending September 30, 1999, to replace KPMG LLP.

In connection with the audits of the consolidated financial statements of Auto-trol Technology Corporation and subsidiaries as of September 30, 1998 and 1997 and for each of the years in the three-year period ended September 30, 1998, and the subsequent interim period through February 22, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG LLP on the consolidated financial statements of Auto-trol Technology Corporation and subsidiaries as of September 30, 1998 and 1997 and for each of the years in the three-year period ended September 30, 1998, contained an explanatory paragraph stating that affiliates of the Company's President, Chairman of the Board, and majority shareholder have provided significant financial support to the Company during 1998, 1997, 1996 and in prior years. The Company will continue to be economically dependent upon financial support from the shareholder until it achieves profitable operations. The shareholder has committed, in writing, to continue providing such financial support at least through December 31, 1999.

The registrant has requested KPMG LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated February 26, 1999 is filed as Exhibit 1 to this Form 8-K.

ITEM 5.  OTHER EVENTS.

NONE

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

NONE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

NONE

ITEM 8.  CHANGE IN FISCAL YEAR

NONE

                                [KPMG PEAT MARWICK LLP LETTERHEAD]


February 26, 1999

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Auto-trol Technology Corporation and, under the date of November 24, 1998, we reported on the consolidated financial statements of Auto-trol Technology Corporation and subsidiaries as of September 30, 1998 and 1997 and for each of the years in the three-year period ended September 30, 1998. On February 22, 1999, our appointment as principal accountants was terminated. We have read Auto-trol Technology Corporation's statements included under Item 4 of its Form 8-K dated February 26, 1999, and we agree with such statements, except that we are not in a position to agree or disagree with Auto-trol Technology Corporation's statement that the change was approved by the board of directors.

Very truly yours,


KPMG LLP

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE WIDERSIGNED, THEREUNTO DULY AUTHORIZED.



DATE: FEBRUARY 26, 1999                  AUTO-TROL TECHNOLOGY CORPORATION
                                                    (REGISTRANT)



                                                   Is/HOWARD B. HILLMAN

                                                   Howard B. Hillman,
                                                   Chairman of the Board,
                                                   President
                                                   (Principal Executive Officer)